Greenwich Street

                  ---------------------------------------------

                                   CALIFORNIA
                              MUNICIPAL FUND INC.

                                                                Quarterly Report
                                                                    May 31, 2001

Greenwich
Street California
Municipal
Fund Inc.

                [PHOTO OMITTED]                        [PHOTO OMITTED]

                HEATH B.                               JOSEPH
                MCLENDON                               P. DEANE

                Chairman                               Vice President

Dear Shareholder:

We are pleased to provide the quarterly report for the Greenwich Street California Municipal Fund Inc. ("Fund") for the nine months ended May 31, 2001. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this information to be useful and informative.

During the period, the Fund distributed income dividends to shareholders totaling $0.45 per share. The table below details the annualized distribution rate and the nine-month total return for the Fund based on its May 31, 2001 net asset value ("NAV") per share and the American Stock Exchange ("AMEX") closing price.(1)

            Price             Annualized            Nine-Month
          Per Share      Distribution Rate(2)     Total Return(2)
          ---------      --------------------     ---------------
        $13.94 (NAV)             4.48%                 5.39%
        $12.47 (AMEX)            5.00%                 9.01%

----------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the results (total net assets) by the total number of shares outstanding. The NAV fluctuates with changes in the value of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is at their market (AMEX) price as determined by supply and demand.
(2) Total returns are based on changes in net asset value or market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.052 for 12 months. This rate is as of June 30, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.


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Greenwich Street California Municipal Fund Inc.                                1

During the period, the Fund generated a total return based on NAV of 5.39%. In comparison, the Fund's Lipper Inc. ("Lipper")(3) peer group returned 4.84% based on NAV for the same period.

Special Shareholder Notice

On July 17, 2000, the Fund commenced a share repurchase plan. The Board of Directors believes that the share repurchase program is an opportunity to take advantage of market price fluctuations with the objective of offering increased value to the Fund's shareholders. The Fund intends to continue to purchase and then retire shares of its stock in the open market at such times, prices and amounts deemed advisable.

The Fund's share repurchase program has also added liquidity to the market for the benefit of investors who wish to sell their shares, while also seeking to benefit current shareholders by increasing the Fund's shares' NAV. From the inception of the program through May 31, 2001, the Fund has repurchased and retired shares with an average buyback price of $12.24. As of May 31, 2001, the share repurchase program has increased the Fund's shares' NAV by over $0.022 and increased the Fund's shares' total return by approximately 0.15% when measured by NAV.

Market Review

The quarter ended May 31, 2001 was an interesting and somewhat unsure time for all securities markets. The specter of economic weakness continued to overshadow the bond and stock markets. While the primary focus of the Federal Reserve Board ("Fed") has historically been on fighting inflation, today's Fed has a different challenge. Inflation indicators appear benign at the moment. Concern about a possible recession, however, has continued to dominate Fed Chairman Alan Greenspan's attention, and we expect it will remain a central focus of Fed policy over the coming months.

The Fed's response to the threat of recession led it to lower short-term interest rates, starting in January 2001. In our view, there may be room for additional easing before the Fed adopts a neutral bias toward rates. We believe that the combination of declining interest rates, coupled with the tax relief package approved by Congress, should be the main influences driving bond market performance for the balance of 2001.

California Economic Highlights

The State of California has been struggling with its own unique problem in its energy crisis. Brought on by higher than anticipated wholesale energy prices and the lack of generating capacity throughout the state, California has been faced with power disruptions. In an effort to avoid the long-term

----------
(3)   Lipper is a major independent fund tracking organization.


--------------------------------------------------------------------------------
2                                          2001 Quarterly Report to Shareholders
economic damage that blackouts could bring, the State has proposed buying electricity via long-term contracts that would allow California to manage demand for its power needs more efficiently. This would require the State to authorize the Department of Water Resources to borrow the money needed to enter into these power contracts.

Although this plan is still in its preliminary stages, the State expects to clear all necessary legislative hurdles by the end of August 2001. As the new supply enters the market, we believe it will be priced attractively to ensure that it will be met with strong demand. With this scenario in mind, we continue to hold high quality issues with long call protection and an average maturity of 19 years. Until we are clearly in a solid economic recovery, this strategy should remain constant. It will allow us to participate in any market rally through year-end, while maintaining low credit risk.

Investment Strategy

The Fund seeks as high a level of current income exempt from federal income tax and California personal income tax as is consistent with the preservation of capital.(4) The Fund invests primarily in investment-grade(5) municipal debt securities issued by, or on behalf of, the State of California, its agencies, instrumentalities or political subdivisions or multi-state agencies or authorities.

For the Fund, we continue to seek high quality credits with a high level of call protection and an average life of slightly longer than 20 years. We plan to pursue this course until it becomes apparent that an economic recovery is on the way. We believe this strategy gives the Fund reasonable upside potential in the municipal bond market with relatively low credit risk.

Market Outlook

During the period, municipal bonds with longer maturities in both the tax exempt and taxable arenas were held back in price because of a very large new issue calendar that continued through the end of May. We expect new issue volume to moderate quite a bit in the second half of 2001, allowing municipal bond prices to rise. (Of course there can be no guarantee that our expectations will, in fact, materialize.)

Accordingly, we have a constructive outlook on municipals for the second half of 2001. While we do anticipate an eventual economic recovery, we differ with some economic pundits as to its strength and timing. We believe a recovery will be longer in arriving and more tepid than investors

----------
(4) Please note that a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT").
(5) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                3
have become used to in the last several years. With the favorable supply and demand characteristics of the municipal market and slower economic growth keeping inflation in check, our outlook for the Fund's performance is very positive for the balance of the year.

Thank you for your investment in the Greenwich Street California Municipal Fund Inc.

Sincerely,


/s/ Heath B. McLendon                  /s/ Joseph P. Deane


Heath B. McLendon                      Joseph P. Deane
Chairman                               Vice President

June 15, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 6 and 7 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of May 31, 2001 and is subject to change.


--------------------------------------------------------------------------------
4                                          2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, the PFPC Global Fund Services ("Plan Agent"), will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in this report beginning on page 19.

--------------------------------------------------------------------------------


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Greenwich Street California Municipal Fund Inc.                                5

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                 May 31, 2001
--------------------------------------------------------------------------------

      FACE
     AMOUNT     RATING(a)                         SECURITY                               VALUE
=================================================================================================
Education -- 8.7%
                           California Educational Facility Authority:
$    2,100,000    A2*        Loyola Marymount University, 5.750% due 10/1/24          $ 2,168,250
     2,000,000    A3*        Southwestern University, 6.700% due 11/1/24                2,160,000
-------------------------------------------------------------------------------------------------
                                                                                        4,328,250
-------------------------------------------------------------------------------------------------
Hospital -- 24.4%
                           California Health Facility Financing Authority:
     2,000,000    A2*        Cedars-Sinai Medical Center, Series A,
                               6.125% due 12/1/30                                       2,080,000
     1,930,000    NR         Daniel Freeman Hospital, (Pre-Refunded--
                               Escrowed with U.S. government securities to
                               5/1/05 Call @ 102), 6.500% due 5/1/20 (b)                2,171,250
     2,000,000    A          Kaiser Permanente Hospital, 5.550% due 8/15/25             1,972,500
     2,000,000    AA-      California Statewide Community Development Authority,
                             COP, St. Joseph's Hospital, (Pre-Refunded--
                             Escrowed with state & local government securities to
                             7/1/04 Call @ 102), 6.625% due 7/1/21                      2,230,000
     2,000,000    AA-      Fresno Health Facility Revenue, Holy Cross Health
                             System, 5.625% due 12/1/15                                 2,040,000
     1,505,000    A        Torrance Hospital Revenue, Little Co. of Mary
                             Hospital, (Escrowed to maturity with U.S.
                             government securities), 6.875% due 7/1/15 (b)              1,588,919
-------------------------------------------------------------------------------------------------
                                                                                       12,082,669
-------------------------------------------------------------------------------------------------
Housing -- 11.4%
     1,400,000    AA-      California HFA Home Mortgage, Series E, FHA-Insured,
                             6.375% due 8/1/27 (c)                                      1,449,000
     2,000,000    AA       Santa Rosa Mortgage Revenue, Village Square
                             Apartments, FHA-Insured, 6.875% due 9/1/27                 2,110,000
     2,000,000    BBB-     Virgin Islands Public Financial Authority Revenue,
                             Series A, 6.500% due 10/1/24                               2,085,000
-------------------------------------------------------------------------------------------------
                                                                                        5,644,000
-------------------------------------------------------------------------------------------------
Miscellaneous -- 7.7%
     2,000,000    AAA      Los Angeles Convention and Exhibition Center Authority
                             Lease Revenue, Series A, MBIA-Insured,
                             5.375% due 8/15/18                                         2,022,500
     1,675,000    AAA      Orange County 1996 Recovery, COP, Series A,
                             MBIA-Insured, 6.000% due 7/1/26                            1,802,718
-------------------------------------------------------------------------------------------------
                                                                                        3,825,218
-------------------------------------------------------------------------------------------------
Tax Allocation -- 10.6%
     2,100,000    Baa2*    Hawthorne Community Redevelopment Agency,
                             Tax Allocation, (Partially Pre-Refunded--
                             Escrowed with U.S. government securities to
                             9/1/04 Call @ 102), 6.700% due 9/1/20 (b)                  2,226,000
     1,000,000    AAA      Rancho Cucamonga Redevelopment Agency, Tax
                             Allocation, MBIA-Insured, 5.250% due 9/1/26                1,000,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                          2001 Quarterly Report to Shareholders

Schedule of Investments (unaudited) (continued)                     May 31, 2001

      FACE
     AMOUNT     RATING(a)                         SECURITY                               VALUE
=================================================================================================
Tax Allocation -- 10.6% (continued)
    $2,000,000    AAA      San Jose Redevelopment Agency, Tax Allocation,
                             MBIA-Insured, 5.250% due 8/1/16                          $ 2,030,000
-------------------------------------------------------------------------------------------------
                                                                                        5,256,000
-------------------------------------------------------------------------------------------------
Transportation -- 19.2%
     2,000,000    AAA      Foothill Eastern Transportation, California Toll Revenue,
                             (Pre-Refunded-- Escrowed with U.S. government
                             securities to 1/1/07 Call @ 100), Series A,
                             6.000% due 1/1/34                                          2,220,000
     2,000,000    AAA      Los Angeles County Metropolitan Transportation
                             Authority, Sales Tax Allocation, Series A,
                             MBIA-Insured, 5.625% due 7/1/18                            2,062,500
    20,000,000    AAA      San Joaquin Hills Transportation Corridor Agency,
                             Sr. Lien Toll, (Escrowed to maturity with state &
                             local government securities), zero coupon due 1/1/26       5,225,000
-------------------------------------------------------------------------------------------------
                                                                                        9,507,500
-------------------------------------------------------------------------------------------------
Water and Sewer -- 18.0%
     1,240,000    AAA      Anaheim Public Finance Authority, Water Utility,
                             (Lenain Filtration Project), FGIC-Insured,
                             5.250% due 10/1/19                                         1,247,750
       500,000    A-1+     California PCFA, Solid Waste Disposal Revenue, Shell
                             Martinez Refining Co., Series A, 2.950% due 10/1/31 (d)      500,000
     2,000,000    AA       California State Department of Water Revenue, Series L,
                             5.500% due 12/1/23                                         2,050,000
     2,140,000    AAA      East Bay Municipal Wastewater System, FGIC-Insured,
                             5.000% due 6/1/26                                          2,065,100
     1,875,000    BBB      Kings County Waste Management Authority, Solid
                             Waste Revenue, 7.200% due 10/1/14 (c)                      2,025,000
     1,000,000    AAA      Redding Joint Powers Financing Authority, Wastewater
                             Revenue, Series A, FGIC-Insured, 5.500% due 12/1/18        1,023,750
-------------------------------------------------------------------------------------------------
                                                                                        8,911,600
-------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $42,525,925**)                                    $49,555,237
=================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the manager to be triple-A rated even if the issuer has not applied for new ratings.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 9 and 10 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.


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Greenwich Street California Municipal Fund Inc.                                7

--------------------------------------------------------------------------------
Summary of Investments by Combined Ratings (unaudited)
--------------------------------------------------------------------------------

                                       Standard &                Percentage of
Moody's            and/or                Poor's                Total Investments
================================================================================
  Aaa                                     AAA                         41.8%
  Aa                                      AA                          19.9
   A                                       A                          20.1
  Baa                                     BBB                         12.8
VMIG 1                                    A-1                          1.0
  NR                                      NR                           4.4
                                                                     -----
                                                                     100.0%
                                                                     =====


--------------------------------------------------------------------------------
8                                          2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign which is used to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa    -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A      -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa    -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                9

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation ("VRDO") rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

AMBAC -- AMBAC Indemnity Corporation
COP   -- Certificate of Participation
FGIC  -- Financial Guaranty Insurance Company
FHA   -- Federal Housing Administration
GO    -- General Obligation
HFA   -- Housing Finance Agency
LOC   -- Letter of Credit
MBIA  -- Municipal Bond Investors Assurance Corporation
PCFA  -- Pollution Control Financing Authority
PCR   -- Pollution Control Revenue


--------------------------------------------------------------------------------
10                                         2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                     May 31, 2001
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $42,525,925)                      $ 49,555,237
  Cash                                                                   27,561
  Interest receivable                                                   801,785
  Receivable for securities sold                                         55,000
--------------------------------------------------------------------------------
  Total Assets                                                       50,439,583
--------------------------------------------------------------------------------
LIABILITIES:
  Management fee payable                                                 32,130
  Dividends payable                                                      29,292
  Accrued expenses                                                       43,981
--------------------------------------------------------------------------------
  Total Liabilities                                                     105,403
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 50,334,180
================================================================================
NET ASSETS:
  Par value of capital shares                                      $      3,612
  Capital paid in excess of par value                                43,260,149
  Undistributed net investment income                                   135,197
  Accumulated net realized loss from security transactions              (94,090)
  Net unrealized appreciation of investments                          7,029,312
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $13.94 a share on 3,611,734 shares of $0.001
  par value outstanding; 500,000,000 shares authorized)            $ 50,334,180
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               11

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Nine Months Ended May 31, 2001

INVESTMENT INCOME:
  Interest                                                          $ 2,136,953
--------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 3)                                               340,658
  Audit and legal                                                        37,361
  Shareholder and system servicing fees                                  31,182
  Shareholder communications                                             19,799
  Pricing service fees                                                    3,961
  Custody                                                                 1,889
  Other                                                                  16,417
--------------------------------------------------------------------------------
  Total Expenses                                                        451,267
  Less: Management fee waiver (Note 3)                                  (46,854)
--------------------------------------------------------------------------------
  Net Expenses                                                          404,413
--------------------------------------------------------------------------------
Net Investment Income                                                 1,732,540
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                               2,476,335
    Cost of securities sold                                           2,340,004
--------------------------------------------------------------------------------
  Net Realized Gain                                                     136,331
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period                                               6,554,742
    End of period                                                     7,029,312
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                               474,570
--------------------------------------------------------------------------------
Net Gain on Investments                                                 610,901
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 2,343,441
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                         2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Nine Months Ended May 31, 2001 (unaudited) and the Year Ended August 31, 2000

                                                         2001           2000
================================================================================
OPERATIONS:
   Net investment income                             $ 1,732,540    $ 2,236,344
   Net realized gain (loss)                              136,331       (230,421)
   Increase in net unrealized appreciation               474,570      1,013,209
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations              2,343,441      3,019,132
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
   Net investment income                              (1,652,408)    (2,162,709)
   Net realized gains                                         --         (6,567)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                    (1,652,408)    (2,169,276)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Treasury stock acquired                              (553,624)       (17,623)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Fund Share Transactions                            (553,624)       (17,623)
--------------------------------------------------------------------------------
Increase in Net Assets                                   137,409        832,233
NET ASSETS:
   Beginning of period                                50,196,771     49,364,538
--------------------------------------------------------------------------------
   End of period*                                    $50,334,180    $50,196,771
================================================================================
* Includes undistributed net investment income of:   $   135,197    $    55,065
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               13

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Greenwich Street California Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and
(j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


--------------------------------------------------------------------------------
14                                         2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

3. Management Agreement and Affiliated Transactions

Smith Barney Fund Management LLC("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SBFM a fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. For the nine months ended May 31, 2001, SBFM waived $46,854 of its management fee.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

4. Investments

During the nine months ended May 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                             $  979,070
--------------------------------------------------------------------------------
Sales                                                                  2,476,335
================================================================================

At May 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                         $7,029,312
Gross unrealized depreciation                                                 --
--------------------------------------------------------------------------------
Net unrealized appreciation                                           $7,029,312
================================================================================

5. Portfolio Concentration

Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               15

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At May 31, 2001, the Fund did not hold any futures contracts.

7. Capital Shares

At May 31, 2001, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001.

On July 17, 2000, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired) 46,600 shares with a total cost of $571,247. For the nine months ended May 31, 2001, the Fund repurchased (and retired) 45,100 shares with a total cost of $553,624.


--------------------------------------------------------------------------------
16                                         2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

                                  2001(1)        2000         1999        1998         1997         1996
===========================================================================================================
Net Asset Value,
  Beginning of Period           $ 13.73       $  13.49     $  14.37     $  13.66     $  13.13     $  12.92
-----------------------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income(2)         0.48           0.61         0.59         0.60         0.62         0.63
  Net realized and unrealized
    gain (loss)                    0.16           0.22        (0.84)        0.80         0.87         0.30
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                       0.64           0.83        (0.25)        1.40         1.49         0.93
-----------------------------------------------------------------------------------------------------------
Gain From Repurchase
  of Treasury Stock                0.02           0.00*          --           --           --           --
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.45)         (0.59)       (0.61)       (0.59)       (0.63)       (0.70)
  Net realized gains                 --          (0.00)*      (0.02)       (0.10)       (0.33)       (0.02)
-----------------------------------------------------------------------------------------------------------
Total Distributions               (0.45)         (0.59)       (0.63)       (0.69)       (0.96)       (0.72)
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                 $ 13.94       $  13.73     $  13.49     $  14.37     $  13.66     $  13.13
-----------------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value(3)                  9.01%++        4.28%       (3.07)%       7.56%       13.39%       11.92%
-----------------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value(3)               5.39%++        7.21%       (1.43)%      10.98%       12.19%        7.96%
-----------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)      $    50       $     50     $     49     $     53     $     50     $     48
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                      1.07%+         1.25%        1.24%        1.20%        1.21%        1.15%
  Net investment income            4.58+          4.63         4.16         4.25         4.64         4.75
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate               2%             8%           0%           7%          28%          42%
-----------------------------------------------------------------------------------------------------------
Market Value,
  End of Period                 $ 12.47       $ 11.875     $ 12.000     $ 13.000     $ 12.750     $ 12.125
===========================================================================================================

(1)   For the nine months ended May 31, 2001 (unaudited).
(2) The Manager waived a portion of its management fee for the nine months ended May 31, 2001. If such fees were not waived, the per share decrease on net investment income and the actual annualized expense ratio would have been $0.01 and 1.19%, respectively.
(3) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               17

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                              AMEX
    Record       Payable     Closing    Net Asset   Dividends    Reinvestment
     Date         Date        Price       Value+       Paid         Price
================================================================================
    9/22/98      9/25/98    $13.875      $14.46      $0.0540       $13.85
   10/27/98     10/30/98     13.688       14.44       0.0540        13.87
   11/23/98     11/27/98     13.625       14.40       0.0540        13.83
   12/21/98     12/24/98     13.438       14.39       0.0540        13.48
   12/29/98*    12/31/98     13.250       14.34       0.0232        13.16
    1/26/99      1/29/99     12.750       14.42       0.0490        12.94
    2/23/99      2/26/99     12.938       14.38       0.0490        13.02
    3/23/99      3/26/99     12.875       14.35       0.0490        12.78
    4/27/99      4/30/99     12.438       14.33       0.0490        12.64
    5/25/99      5/28/99     12.188       14.13       0.0490        12.27
    6/22/99      6/25/99     12.063       13.89       0.0490        12.05
    7/27/99      7/30/99     11.875       13.84       0.0490        12.00
    8/24/99      8/27/99     12.000       13.45       0.0490        12.09
    9/21/99      9/24/99     12.000       13.42       0.0490        12.17
   10/26/99     10/29/99     11.875       12.96       0.0490        11.79
   11/22/99     11/26/99     11.500       13.24       0.0490        11.19
   12/27/99     12/30/99     10.750       12.97       0.0490        10.76
    1/25/00      1/28/00     10.688       12.79       0.0490        10.79
    2/22/00      2/25/00     10.938       12.98       0.0490        10.94
    3/28/00      3/31/00     11.125       13.27       0.0490        11.24
    4/25/00      4/28/00     11.125       13.22       0.0500        11.18
    5/23/00      5/26/00     11.188       12.89       0.0500        11.30
    6/27/00      6/30/00     11.563       13.33       0.0500        11.73
    7/25/00      7/28/00     11.688       13.48       0.0500        11.86
    8/22/00      8/25/00     11.813       13.68       0.0500        11.89
    9/26/00      9/29/00     11.750       13.62       0.0500        11.71
   10/24/00     10/27/00     11.500       13.65       0.0500        11.60
   11/20/00     11/24/00     11.688       13.65       0.0500        11.71
   12/26/00     12/29/00     11.750       13.97       0.0500        11.96
    1/23/01      1/26/01     12.438       14.09       0.0500        12.43
    2/20/01      2/23/01     12.410       14.06       0.0500        12.58
    3/27/01      3/30/01     12.110       14.11       0.0500        12.28
    4/24/01      4/27/01     12.290       13.85       0.0520        12.46
    5/22/01      5/25/01     12.480       13.91       0.0520        12.50
================================================================================
+     As of record date.
*     Capital gain dis tribution.


--------------------------------------------------------------------------------
18                                         2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of valuation time, PFPC will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               19

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan may also be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


--------------------------------------------------------------------------------
20                                         2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------

    Greenwich Street

-----------------------

       CALIFORNIA
  MUNICIPAL FUND INC.

--------------------------------------------------------------------------------

DIRECTORS

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Smith Barney Fund Management LLC

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is submitted for the general information of the shareholders of Greenwich Street California Municipal Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Greenwich Street
California Municipal Fund Inc.
7 World Trade Center
New York, New York 10048

FD0950 7/01